Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I (“VC I”)

Mid Cap Strategic Growth Fund

(the “Fund”)

Supplement dated November 13, 2015 to the Fund’s

Prospectus dated October 1, 2015, as amended

At the October 26-27, 2015 meeting of the Board of Directors (the “Board”) of VC I, the Board approved a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Janus Capital Management LLC (“Janus”) with respect to the Fund (the “Janus Sub-Advisory Agreement”) and an amendment to the existing Investment Sub-Advisory Agreement between VALIC and Allianz Global Investors U.S. LLC (“AllianzGI”) with respect to the Fund (the “AllianzGI Sub-Advisory Agreement”). In connection with the approval of the Janus Sub-Advisory Agreement, the Board terminated the Investment Sub-Advisory Agreement between VALIC and Morgan Stanley Investment Management Inc. (“MSIM”). Shareholders will receive a notice explaining how to access an Information Statement that will include more information about Janus and the Janus Sub-Advisory Agreement.

Under the AllianzGI Sub-Advisory Agreement, effective on or about December 7, 2015, VALIC will pay AllianzGI a sub-advisory fee equal to an annual rate of 0.45% on the first $40 million, 0.40% on the next $460 million and 0.30% thereafter. Prior to the amendment, VALIC paid AllianzGI a sub-advisory fee equal to an annual rate of 0.45% on the first $250 million, 0.40% on the next $250 million and 0.30% thereafter.

It is currently expected that Janus will replace MSIM as a sub-adviser to a portion of the Fund on or about December 7, 2015 (the “Transition Date”). Janus will manage approximately 60% of the Fund’s assets, and AllianzGI will manage approximately 40% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may change from time to time at VALIC’s discretion. Upon the Transition Date, all reference to MSIM will be deleted. In addition, the following changes will become effective:

The information in the section entitled “Fund Summary: Mid Cap Strategic Growth Fund – Investment Adviser” is deleted in its entirety and replaced with the following:

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Janus Capital Management LLC (“Janus”) and Allianz Global Investors U.S. LLC (“AllianzGI”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Janus
Brian Demain, CFA	2015	Portfolio Manager

AllianzGI
Steven Klopukh, CFA	2011	Director, CIO Mid-Cap Equities and Senior Portfolio Manager
Tim M. McCarthy, CFA	2014	Vice President and Portfolio Manager

The information in the section entitled “Management – Investment Sub-Advisers” is supplemented as follows:

Mid Cap Strategic Growth Fund

Janus Capital Management LLC (“Janus”)

151 Detroit Street, Denver, CO 80206

Janus is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses that had approximately $189.5 billion in assets under management as of June 30, 2015.

A portion of the Mid Cap Strategic Growth Fund is managed by Brian Demain, CFA. Mr. Demain has been a portfolio manager of the firm’s mid-cap growth strategy since 2007. Mr. Demain joined Janus in 1999 as an equity research analyst. Mr. Demain holds the Chartered Financial Analyst designation and has 16 years of financial industry experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I (“VC I”)

Small Cap Special Values Fund

(the “Fund”)

Supplement dated November 13, 2015 to the Fund’s

Prospectus dated October 1, 2015, as amended

At the October 26-27, 2015 meeting of the Board of Directors (the “Board”) of VC I, the Board approved the termination of the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Dreman Value Management, LLC (“Dreman”) with respect to the Fund. It is currently expected that the portion of the Fund’s assets managed by Dreman will be transitioned to Wells Capital Management Incorporated (“Wells Capital”), an existing sub-adviser to the Fund, on or about December 7, 2015. Upon the termination of Dreman, Wells Capital will become the Fund’s sole sub-adviser and all reference to Dreman will be deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I (“VC I”)

Mid Cap Strategic Growth Fund

Small Cap Special Values Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated November 13, 2015 to the Funds’

Statement of Additional Information (“SAI”) dated October 1, 2015, as amended

Effective December 7, 2015, all reference to Morgan Stanley Investment Management, Inc. (“MSIM”) and to Dreman Value Management, LLC (“Dreman”) is hereby deleted in its entirety. On page 50 of the SAI, the last paragraph is supplemented as follows:

Janus Capital Group Inc. owns approximately 95% of Janus Capital Management, LLC (“Janus”) with the remaining 5% held by Janus Management Holdings Corporation.

In the section of the SAI entitled “Portfolio Managers – Other Accounts,” the table beginning on page 53 is supplemented with respect to the Mid Cap Strategic Growth Fund as follows:

		Other Accounts*
Advisers/Subadviser	Portfolio Managers	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
Janus	Demain, Brian	3	$6,349	0	0	5	$1,084

*	As of July 31, 2015

The section of the SAI entitled “Portfolio Managers – Compensation” beginning on page 57 is supplemented as follows:

Janus

Compensation. The portfolio manager is compensated for managing the Fund and any other funds, portfolios, or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility including assets under management, skills, knowledge, experience, ability and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (potentially consisting of all or a mixture of JCGI’s restricted stock and/or cash-deferred award that is credited with income, gains, and losses based on the performance of mutual fund investments selected by the portfolio manager).

The portfolio manager’s variable compensation is discretionary and is determined by Janus’ management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through sharing of ideas, leadership, development, mentoring and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Conflicts of Interest. The portfolio manager may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser, and separately managed accounts or pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Fund or may have performance-based management fees. Fees earned by Janus may vary among these accounts. The portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund.

A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain fund holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.